Exhibit 99.2

BANKFINANCIAL CORPORATION

Second QUARTER 2021

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2021		2020
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.47%	0.37%	0.62%	0.49%	0.61%
Return on equity (ratio of net income to average equity) (1)	4.52	3.40	5.63	4.50	5.42
Net interest rate spread (1)	2.67	2.73	2.92	2.69	2.90
Net interest margin (1)	2.75	2.81	3.03	2.85	3.09
Efficiency ratio (2)	83.94	86.05	74.40	79.82	74.06
Noninterest expense to average total assets (1)	2.50	2.56	2.46	2.45	2.40
Average interest–earning assets to average interest–bearing liabilities	140.97	141.49	142.75	141.40	138.21
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	218	220	210	210	199

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$12,185	$9,567	$14,115	$13,740	$13,826
Interest-bearing deposits in other financial institutions	523,851	489,016	489,381	415,925	370,939
Securities, at fair value	18,883	20,751	23,829	42,048	59,437
Loans receivable, net	1,032,159	1,028,840	1,002,578	1,065,892	1,081,798
Foreclosed assets, net	1,702	4,630	157	110	143
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	24,765	24,726	24,675	24,241	24,323
Bank-owned life insurance	19,066	19,036	19,015	18,996	18,986
Deferred taxes	2,363	2,473	2,741	3,520	3,615
Other assets	14,158	13,856	12,861	12,981	12,572
Total assets	$1,656,622	$1,620,385	$1,596,842	$1,604,943	$1,593,129

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,438,574	$1,422,037	$1,393,544	$1,402,244	$1,388,155
Borrowings	5,000	4,000	4,000	4,000	4,000
Subordinated Notes, net of unamortized issuance costs	19,568	—	—	—	—
Other liabilities	27,044	22,915	26,368	26,302	28,520
Total liabilities	1,490,186	1,448,952	1,423,912	1,432,546	1,420,675
Stockholders’ equity	166,436	171,433	172,930	172,397	172,454
Total liabilities and stockholders’ equity	$1,656,622	$1,620,385	$1,596,842	$1,604,943	$1,593,129

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021		2020
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$11,497	$11,248	$12,543	$12,485	$13,194
Total interest expense	722	668	947	1,488	1,869
Net interest income	10,775	10,580	11,596	10,997	11,325
Provision for (recovery of) loan losses	(678)	(335)	(271)	(187)	42
Net interest income after provision for (recovery of) loan losses	11,453	10,915	11,867	11,184	11,283
Noninterest income	1,426	1,258	1,541	1,264	1,163
Noninterest expense	10,241	10,187	9,774	9,787	9,249
Income before income tax	2,638	1,986	3,634	2,661	3,197
Income tax expense (1)	712	517	1,189	713	845
Net income	$1,926	$1,469	$2,445	$1,948	$2,352
Basic and diluted earnings per common share	$0.13	$0.10	$0.17	$0.13	$0.16

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$800	$738	$740	$833	$736
Loan servicing fees	141	55	363	44	82
Mortgage brokerage and banking fees	5	12	14	44	11
Loss on disposal of other assets	—	—	(3)	—	—
Trust insurance commissions and annuities income	283	334	233	222	224
Earnings on bank-owned life insurance	30	21	19	10	9
Other	167	98	175	111	101
Total noninterest income	$1,426	$1,258	$1,541	$1,264	$1,163

Noninterest Expense
Compensation and benefits	$5,558	$5,471	$5,239	$5,398	$5,168
Office occupancy and equipment	1,951	2,138	1,978	1,860	1,723
Advertising and public relations	179	196	159	135	118
Information technology	653	658	741	781	808
Professional fees	343	370	412	341	289
Supplies, telephone, and postage	442	400	357	288	284
Amortization of intangibles	—	7	7	6	7
Nonperforming asset management	8	41	(8)	57	57
Operations of foreclosed assets, net	232	53	4	23	7
FDIC insurance premiums	114	106	107	105	102
Other	761	747	778	793	686
Total noninterest expense	$10,241	$10,187	$9,774	$9,787	$9,249

(1)	Income tax expense for the quarter ended December 31, 2020 includes a $200,000 valuation reserve related to the Company's Illinois NOL carryforward.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021		2020
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate	$34,762	$38,236	$41,691	$44,812	$48,928
Multi–family mortgage	434,635	440,824	452,241	522,825	536,619
Nonresidential real estate	100,008	112,154	108,658	124,477	127,560
Construction and land	499	499	499	—	—
Commercial loans and leases (1)	467,461	442,706	405,057	379,638	374,606
Consumer	1,796	1,756	1,812	1,784	1,783
	1,039,161	1,036,175	1,009,958	1,073,536	1,089,496
Net deferred loan origination fees and costs	(145)	60	371	367	458
Allowance for loan losses	(6,857)	(7,395)	(7,751)	(8,011)	(8,156)
Loans, net	$1,032,159	$1,028,840	$1,002,578	$1,065,892	$1,081,798

LOAN ORIGINATIONS (2)
One–to–four family residential real estate	$349	$403	$290	$557	$667
Multi–family mortgage	25,486	20,680	16,024	12,593	21,546
Nonresidential real estate	581	5,046	61	217	855
Construction and land	—	—	499	—	—
Commercial loans	83,548	77,072	72,441	40,439	110,080
Equipment finance	57,077	67,913	75,491	58,864	18,036
Consumer	652	605	640	590	489
	$167,693	$171,719	$165,446	$113,260	$151,673
Weighted average interest rate	4.20%	3.87%	4.16%	4.04%	4.13%

LOAN PAYMENTS and PAYOFFS (3)
One–to–four family residential real estate	$3,870	$3,897	$3,396	$4,711	$4,586
Multi–family mortgage	31,554	32,737	86,003	26,630	27,814
Nonresidential real estate	12,643	1,627	15,881	3,159	6,583
Commercial loans	83,991	70,531	82,006	56,765	139,932
Equipment finance	31,856	31,547	40,746	38,804	35,841
Consumer	622	634	614	580	755
	$164,536	$140,973	$228,646	$130,649	$215,511
Weighted average interest rate	4.44%	4.27%	4.57%	4.49%	4.58%

(1)	Beginning in Q3 2020, commercial loans and leases are presented as one line item. Previously they were presented separately. Prior periods have been reclassified to conform with current presentation.
(2)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(3)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021		2020
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$588	$384	$925	$465	$662
Nonresidential real estate	296	296	296	1,870	288
Other commercial leases	—	—	—	—	833
Nonaccrual loans	884	680	1,221	2,335	1,783

Foreclosed assets, net
Other real estate owned:
One–to–four family residential real estate	335	695	157	110	143
Nonresidential real estate	140	170	—	—	—
Other real estate owned	475	865	157	110	143

Other foreclosed assets	1,227	3,765	—	—	—
Foreclosed assets, net	1,702	4,630	157	110	143

Nonperforming assets	$2,586	$5,310	$1,378	$2,445	$1,926

Asset Quality Ratios
Nonperforming assets to total assets	0.16%	0.33%	0.09%	0.15%	0.12%
Nonperforming loans to total loans (1)	0.09	0.07	0.12	0.22	0.16
Nonperforming commercial-related loans to total commercial-related loans (2)	0.03	0.03	0.03	0.18	0.11
Nonperforming residential and consumer loans to total residential and consumer loans	1.61	0.96	2.13	1.00	1.31
Allowance for loan losses to nonperforming loans	775.68	1,087.50	634.81	343.08	457.43

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$513,165	$528,906	$540,837	$622,273	$637,777
% FFIEC total capital	299.52%	312.12%	321.95%	366.52%	374.58%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$130,984	$207,531	$238,124	$278,271	$235,176
% FFIEC total capital	76.45%	122.47%	141.75%	163.90%	138.12%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, construction and land, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021		2020
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$390	$628	$486	$517	$501
Nonresidential real estate	—	82	84	1,196	2,790
Commercial loans and leases	—	11	5,891	1,296	1,261
Consumer	4	4	5	5	11
	$394	$725	$6,466	$3,014	$4,563

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,395	$7,751	$8,011	$8,156	$8,112
Charge–offs:
One-to-four family residential real estate	—	—	(2)	(2)	—
Commercial loans and leases	—	(86)	—	—	—
Consumer	(6)	(9)	(18)	(14)	(17)
	(6)	(95)	(20)	(16)	(17)
Recoveries:
One-to-four family residential real estate	49	60	19	2	3
Multi-family mortgage	10	11	11	56	15
Commercial loans and leases	87	1	1	—	1
Consumer	—	2	—	—	—
	146	74	31	58	19

Net recoveries (charge–offs)	140	(21)	11	42	2
Provision for (recovery of ) loan losses	(678)	(335)	(271)	(187)	42
Ending balance	$6,857	$7,395	$7,751	$8,011	$8,156

Allowance for loan losses to total loans	0.66%	0.71%	0.77%	0.75%	0.75%
Net recoveries (charge–offs) ratio (1)	0.05	(0.01)	—	0.02	—

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021		2020
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$325,294	$334,463	$326,188	$328,915	$305,096
Interest–bearing NOW accounts	368,902	341,517	336,994	316,976	306,629
Money market accounts	322,753	318,449	297,801	283,236	268,143
Savings deposits	196,701	191,018	179,561	171,766	167,570
Certificates of deposit - retail	220,482	230,407	245,823	278,560	307,033
Certificates of deposit - wholesale	4,442	6,183	7,177	22,791	33,684
	$1,438,574	$1,422,037	$1,393,544	$1,402,244	$1,388,155

SELECTED AVERAGE BALANCES
Total average assets	$1,641,003	$1,592,419	$1,588,887	$1,599,148	$1,541,352
Total average interest–earning assets	1,573,429	1,528,472	1,524,087	1,534,324	1,475,901
Average loans	1,041,696	1,010,682	1,047,244	1,080,521	1,116,067
Average securities	20,735	21,207	36,180	52,265	66,750
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	503,508	489,093	433,173	394,048	285,594
Total average interest–bearing liabilities	1,116,105	1,080,271	1,067,628	1,085,129	1,067,854
Average interest–bearing deposits	1,094,589	1,076,271	1,063,628	1,081,129	1,065,480
Average borrowings and Subordinated Notes	21,516	4,000	4,000	4,000	2,374
Average stockholders’ equity	170,509	172,841	173,649	173,266	173,677

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	2.93%	2.98%	3.27%	3.24%	3.60%
Average loans	4.31	4.39	4.62	4.43	4.57
Average securities	1.01	1.03	1.06	1.39	1.63
Average other interest–earning assets	0.13	0.15	0.18	0.19	0.24
Total average interest–bearing liabilities	0.26	0.25	0.35	0.55	0.70
Average interest–bearing deposits	0.20	0.25	0.35	0.55	0.71
Average cost of total deposits	0.16	0.19	0.27	0.42	0.56
Average cost of retail and commercial deposits	0.19	0.24	0.33	0.49	0.63
Average cost of wholesale deposits, borrowings and Subordinated Notes	3.02	1.54	1.85	2.21	2.35
Average cost of funds	0.20	0.19	0.27	0.42	0.56
Net interest rate spread	2.67	2.73	2.92	2.69	2.90
Net interest margin	2.75	2.81	3.03	2.85	3.09

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021		2020
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.05%	10.58%	10.83%	10.74%	10.82%
Tangible equity to tangible total assets (end of period)	10.04	10.58	10.83	10.74	10.82
Risk–based total capital ratio	21.16	20.10	20.07	18.68	17.84
Common Tier 1 (CET1)	18.19	19.26	19.20	17.84	17.03
Risk–based tier 1 capital ratio	18.19	19.26	19.20	17.84	17.03
Tier 1 leverage ratio	10.05	10.67	10.79	10.66	11.06
Tier 1 capital	$164,862	$169,768	$171,240	$170,271	$170,242
BankFinancial, NA (2)
Risk–based total capital ratio	18.92%	19.23%	18.84%	17.80%	17.04%
Common Tier 1 (CET1)	18.17	18.39	17.97	16.96	16.22
Risk–based tier 1 capital ratio	18.17	18.39	17.97	16.96	16.22
Tier 1 leverage ratio	10.03	10.19	10.10	10.13	10.54
Tier 1 capital	$164,471	$162,059	$160,236	$161,770	$162,108

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$11.44	$10.32	$8.78	$7.22	$8.40
High	11.96	11.23	9.10	8.70	9.63
Low	10.04	8.48	7.14	6.81	6.73
Common shares outstanding	14,118,720	14,623,659	14,769,765	14,824,628	14,890,628
Book value per share	$11.79	$11.72	$11.71	$11.63	$11.58
Tangible book value per share	$11.79	$11.72	$11.71	$11.63	$11.58
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	75.10%	100.29%	60.43%	76.13%	63.73%
Stock repurchases	$5,457	$1,488	$416	$518	$1,474
Stock repurchases – shares	504,939	146,106	54,863	66,000	181,640

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,926	$1,469	$2,445	$1,948	$2,352
Weighted average basic and dilutive common shares outstanding	14,433,748	14,723,769	14,783,042	14,842,150	14,978,757
Basic and diluted earnings per common share	$0.13	$0.10	$0.17	$0.13	$0.16

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in the second quarter of 2020.  Pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2021, the Bank's required minimum Community Bank Leverage Ratio is 8.50% for the period ended March 31, 2021. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  BankFinancial, NA capital data is included for informational purposes only.